UNITED STATES OF AMERICA

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C., 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13

OR 15d OF THE SECURITIES

EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 28, 2005

Commission File: 001-15849

SANTANDER BANCORP

(Exact name of Corporation as specified in its charter)

Commonwealth of Puerto Rico	66-0573723
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(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

207 Ponce de Leon Avenue, Hato Rey, Puerto Rico	00917
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(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:

(787) 759-7070

ITEM 2.02. Results of operations and Financial Condition

On July 28, 2005 Santander Bancorp (the "Corporation") issued a press release announcing its unaudited operational results for the quarter ended June 30, 2005, a copy of which is attached as Exhibit 99.1, to this Current Report on Form 8-K and incorporated herein by reference. The information in this Form 8-K, including Item 9.01 and Exhibit 99.1 shall be deemed to be filed for purpose of the Securities Exchange Act of 1934, as amended.

ITEM 9.01 Financial Statements and Exhibits

    Exhibits

The following exhibit shall be deemed to be furnished for purpose of the Securities Exchange Act of 1934, as amended.

99.1 Press release dated July 28, 2005, announcing Santander BanCorp's consolidated earnings for the quarter ended June 30, 2005.

99.2 Financial Statements.

99.2a Consolidated Balance Sheet (Unaudited)

99.2b Consolidated Statements of Income (Unaudited)

99.2c Selected Ratios

99.2d Selected Consolidated Financial Information

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant had duly caused this report to be signed on its behalf of the undersigned hereunto duly authorized.

SANTANDER BANCORP

Dated:	July 28, 2005	By:	/s/ María Calero Padrón
María Calero Padrón
Executive Vice President and
Chief Accounting Officer

EXHIBIT 99.1

PRESS RELEASE